Exhibit 99.1 LEADING A NEW CATEGORY IN REGENERATIVE MEDICINE Advancing Novel Approaches to Hearing Restoration Corporate Overview September 2021 Copyright Frequency Therapeutics, Inc. 1Exhibit 99.1 LEADING A NEW CATEGORY IN REGENERATIVE MEDICINE Advancing Novel Approaches to Hearing Restoration Corporate Overview September 2021 Copyright Frequency Therapeutics, Inc. 1

Forward-Looking Statements and Other Disclaimers

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the interpretation and implications of the results of the Phase 2a study as well as the FX-322-112 and the FX-322-111 studies, the timing and results of top-line data from the Phase 1b study in severe SNHL, the initiation, timing and design of the new Phase 2 trial of FX-322, including the ability of study design to address study bias, the design and timing of future studies of and clinical development path for FX-322, the results and implications of the Phase 1/2 durability of response data, the ability of our technology platform to provide patient benefit, the impact of COVID-19 on the Company's on-going and planned clinical trials and business, future milestone and royalty payments under the license and collaboration agreement with Astellas Pharma Inc. ("Astellas"), the sufficiency of the Company's cash, cash equivalents and short-term investments, estimates of the size of the hearing loss population and population at risk for hearing loss, estimates of the commercial opportunity of FX-322 and the impact on existing treatment paradigms, the timing and progress of the remyelination program, and the potential application of the PCA platform to other diseases.

These forward-looking statements are based on management's current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the impact of COVID-19 on the Company's ongoing and planned clinical trials, research and development and manufacturing activities, the relocation of the Company's offices and laboratory facilities, the Company's business and financial markets; Frequency Therapeutics (the "Company") has incurred and will continue to incur significant losses and is not and may never be profitable; need for additional funding to complete development and commercialization of any product candidate; the Company's dependence on the development of FX-322; the unproven approach of the PCA platform; the lengthy, expensive and uncertain process of clinical drug development and regulatory approval; limited experience successfully obtaining marketing approval for and commercializing product candidates; the results of earlier clinical trials not being indicative of the results from later clinical trials; differences between preliminary or interim data and final data; adverse events or undesirable side effects; disruptions at the FDA and other regulatory agencies; failure to identify additional product candidates; new or changed legislation; failure to maintain Fast Track designation for FX-322 and such designation failing to result in faster development or regulatory review or approval; costly and damaging litigation, including related to product liability, intellectual property or brought by stockholders; dependence on Astellas Pharma Inc. for the development and commercialization of FX-322 outside of the United States; misconduct by employees or independent contractors; reliance on third parties, including to conduct clinical trials and manufacture product candidates; compliance with laws and regulations, including healthcare and environmental, health, and safety laws and regulations; failure to obtain, maintain and enforce protection of patents and other intellectual property; security breaches or failure to protect private personal information; attracting and retaining key personnel; and ability to manage growth.

These and other important factors discussed under the caption "Risk factors" in the Company's Form 10-Q filed with the Securities and Exchange Commission (SEC) on August 12, 2021 and its other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management's estimates as of the date of this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation.

© Frequency Therapeutics, Inc.
2

Frequency Today: Guided by a Clear Signal First ever known clinical studies Leading the field of demonstrating hearing restoration hearing improvements c Frequency Therapeutics, Inc. 3 Copyright Frequency Therapeutics, Inc. 3Frequency Today: Guided by a Clear Signal First ever known clinical studies Leading the field of demonstrating hearing restoration hearing improvements c Frequency Therapeutics, Inc. 3 Copyright Frequency Therapeutics, Inc. 3

Defining the Target, Expanding the Pipeline Learnings from Working to expand our exploratory studies pipeline for hearing support new Phase 2 therapeutics and for trial and help define other degenerative path forward diseases c Frequency Therapeutics, Inc. 4 Copyright Frequency Therapeutics, Inc. 4Defining the Target, Expanding the Pipeline Learnings from Working to expand our exploratory studies pipeline for hearing support new Phase 2 therapeutics and for trial and help define other degenerative path forward diseases c Frequency Therapeutics, Inc. 4 Copyright Frequency Therapeutics, Inc. 4

Today's Hearing Loss Market Has No Restorative Treatments



Only 20% market penetration for hearing aids



~$10 Billion

US hearing aid market annual sales



~41 Million

Individuals with SNHL in U.S.



$980 Billion

Lost annually due to untreated hearing loss globally*

*Source: World Health Organization

© Frequency Therapeutics, Inc.
5

Intelligibility of Speech and Sound - A Major Unmet Clinical Need People with hearing loss don’t just want their hearing improved, they want hearing restoredIntelligibility of Speech and Sound - A Major Unmet Clinical Need People with hearing loss don’t just want their hearing improved, they want hearing restored

Hearing Loss Can Have a Significant Impact on Overall Health Increased risks with untreated hearing loss “Hearing loss is the largest potentially modifiable risk factor for developing 50% 41% dementia” July, 2020 DEMENTIA DEPRESSION JAMA Nov 8, 2018 Deal J, et al. Incident Hearing Loss and Comorbidity. A Longitudinal © CO OP 2021 Administrative Claims Study.Hearing Loss Can Have a Significant Impact on Overall Health Increased risks with untreated hearing loss “Hearing loss is the largest potentially modifiable risk factor for developing 50% 41% dementia” July, 2020 DEMENTIA DEPRESSION JAMA Nov 8, 2018 Deal J, et al. Incident Hearing Loss and Comorbidity. A Longitudinal © CO OP 2021 Administrative Claims Study.

Frequency Therapeutics: A Vision Built on Regeneration Since 2014, Frequency has focused on developing therapeutics by activating a person’s innate regenerative potential, within the body, to repair tissue and restore human function. c Frequency Therapeutics, Inc. 8Frequency Therapeutics: A Vision Built on Regeneration Since 2014, Frequency has focused on developing therapeutics by activating a person’s innate regenerative potential, within the body, to repair tissue and restore human function. c Frequency Therapeutics, Inc. 8

The Problem: Missing Sensory Hair Cells in the Cochlea Missing Sensory Hair Cells “Analysis of hair cells, auditory nerve fibers and strial tissues … shows that the degree of hearing loss is well predicted from the amount of hair cell loss.” - Journal of Neuroscience Sensory Hair Cells July 2020 Progenitor Cells 9The Problem: Missing Sensory Hair Cells in the Cochlea Missing Sensory Hair Cells “Analysis of hair cells, auditory nerve fibers and strial tissues … shows that the degree of hearing loss is well predicted from the amount of hair cell loss.” - Journal of Neuroscience Sensory Hair Cells July 2020 Progenitor Cells 9

Solution: A Therapy to Address the Underlying Pathology Synergy between pathways aims to activate progenitor cells and regenerate sensory cells in the cochlea 10Solution: A Therapy to Address the Underlying Pathology Synergy between pathways aims to activate progenitor cells and regenerate sensory cells in the cochlea 10

FX-322: Directly Targeting the Regeneration of Sensory Hair Cells in the Cochlea FX-322 is administered via a standard The injection concentrates FX-322 in intratympanic injection, a routine procedure the cochlear region critical for performed by ENTs speech intelligibility c Frequency Therapeutics, Inc. 11FX-322: Directly Targeting the Regeneration of Sensory Hair Cells in the Cochlea FX-322 is administered via a standard The injection concentrates FX-322 in intratympanic injection, a routine procedure the cochlear region critical for performed by ENTs speech intelligibility c Frequency Therapeutics, Inc. 11

Increasing Focus on Hearing Clarity Intelligibility (Clarity) Audibility (Loudness) measured with word recognition and measured with pure tone words-in-noise tests test “When you develop SNHL, the issue is not just that you can't hear soft sounds. That's why if Word Recognition Test you ever talked to anyone who • List of 50 monosyllabic words has a hearing loss, what they'll • Single words played in quiet say is it's not that I can't hear you…it's I can't understand you.” Words-in-Noise Test - Dr. Frank Lin from Externally-Led Patient Focused Drug Development program on • Background noise from SNHL, June 2021 multiple voices • Played at different signal-to-noise ratios c Frequency Therapeutics, Inc. 12Increasing Focus on Hearing Clarity Intelligibility (Clarity) Audibility (Loudness) measured with word recognition and measured with pure tone words-in-noise tests test “When you develop SNHL, the issue is not just that you can't hear soft sounds. That's why if Word Recognition Test you ever talked to anyone who • List of 50 monosyllabic words has a hearing loss, what they'll • Single words played in quiet say is it's not that I can't hear you…it's I can't understand you.” Words-in-Noise Test - Dr. Frank Lin from Externally-Led Patient Focused Drug Development program on • Background noise from SNHL, June 2021 multiple voices • Played at different signal-to-noise ratios c Frequency Therapeutics, Inc. 12

Two Independent Studies (FX-322-201, FX-322-111) Show Hearing Improvements with Single Dose

Phase 1/2 Study FX-322-201 Overview

- Placebo-controlled, multi-center, randomized study
- Mild to moderately severe subjects, age 18-65 (n=23)
- NIHL/SSNHL

Study Results

- 33% of subjects achieved 10% or greater absolute improvement in word recognition in treated ear
- Statistically significant *and* clinically meaningful improvements in WR
- No meaningful changes in placebo group
- Favorable safety profile



Day 90 Word Recognition Scores Across Studies
FX-322-201 Phase 1/2
FX-322-111 Phase 1b
40%
30%
20%
10%
0%
% Exceeding Absolute 10%
Placebo (n=8)
FX-322 (n=15)
Untreated* (n=32)
FX-322 * (n=32)

Phase 1b Study FX-322-111 Overview

- Compared different FX-322 administration conditions
- Open-label, multi-center, randomized study
- Mild to severe subjects, age 18-65 (n=33)

Study Results

- 34% of subjects achieved 10% or greater absolute improvement in word recognition (WR) in treated ear
- Statistically significant *and* clinically meaningful improvements in WR
- Favorable safety profile

**Total of 33 patients enrolled in study, 32 subjects completed 90-day clinical assessment period*

13

FX-322 Phase 1/2 Durability Data: Patients Show Sustained Hearing Improvements 13-21 Months After Initial Dosing


50
40
30
20
10
0
Month 16**
Month 21**
Month 19**
Month 13**
Month 21**
50W 14
50W 34
*25W 30
50W 7
50W 16
50W 12
50W 20
50W 39
50W 35
50W 26
50W 47
*25W 38
50W 29
50W 38
50W 22
Subject 1
Subject 2
Subject 3
Subject 4
Subject 5

- *25W = 25 Word test performed outside an official study site at 13-18 months after dosing; results scaled to 50 words
- 50W = 50 Word test performed under a formal protocol at original study site at 18-21 months after dosing
- **Since FX-322 dosing

Key Findings

Preliminary evidence indicating a durable benefit of hearing clarity

Baseline - Correct words out of 50

Day 90 - Correct words out of 50

1-2 Years - Correct words out of 50

Three patients who had durable improvements in intelligibility *also* had pure tone audiometry improvements of 10 – 15 dB at the highest frequency tested (8k Hz)

Frequency Therapeutics, Inc.

14

New FX-322-111 Phase 1b Data Show that Additional Study Participants Gain Hearing Improvements at Later Time Points Longer term follow-up of FX-322-111 study subjects following FX-322 dosing • 25 of 33 study subjects were evaluated at 8-12 months following FX-322 dosing Potential for FX-322 to result in accumulating hearing benefits over time • 4 subjects that had shown improvement trends in word recognition scores at day 90, achieved statistically significant scores when tested at the later time points To date, 9 of 32 evaluated study subjects have shown statistically significant improvements in word recognition scores in treated ears between 90 days and 1 year • No change observed in their untreated ears Company will use insights to inform time points for evaluation in future studies and longer- term strategy for retreatmentNew FX-322-111 Phase 1b Data Show that Additional Study Participants Gain Hearing Improvements at Later Time Points Longer term follow-up of FX-322-111 study subjects following FX-322 dosing • 25 of 33 study subjects were evaluated at 8-12 months following FX-322 dosing Potential for FX-322 to result in accumulating hearing benefits over time • 4 subjects that had shown improvement trends in word recognition scores at day 90, achieved statistically significant scores when tested at the later time points To date, 9 of 32 evaluated study subjects have shown statistically significant improvements in word recognition scores in treated ears between 90 days and 1 year • No change observed in their untreated ears Company will use insights to inform time points for evaluation in future studies and longer- term strategy for retreatment

FX-322 Clinical Data Published in Leading Journal FX-322 Phase 1/2 and drug delivery studies • Improved Speech Intelligibility in Subjects with Stable Sensorineural Hearing Loss Following Intratympanic Dosing of FX-322 in a Phase 1b Study (W.J. McLean, et. al. 2021) • Pre-eminent, peer-reviewed journal in the field DOI: 10.1097/MAO.0000000000003120 c Frequency Therapeutics, Inc. 16FX-322 Clinical Data Published in Leading Journal FX-322 Phase 1/2 and drug delivery studies • Improved Speech Intelligibility in Subjects with Stable Sensorineural Hearing Loss Following Intratympanic Dosing of FX-322 in a Phase 1b Study (W.J. McLean, et. al. 2021) • Pre-eminent, peer-reviewed journal in the field DOI: 10.1097/MAO.0000000000003120 c Frequency Therapeutics, Inc. 16

FX-322 Clinical Profile Informed by Broad Range of Learning Studies

Phase 1/2 (FX-322-201)	Phase 1b (FX-322-111)	Phase 1b (FX-322-112)	Phase 2a (FX-322-202)	*Enrolled* Phase 1b (FX-322-113)
Subjects with mild-to-moderately severe SNHL	Subjects with mild-to-severe SNHL	Subjects with presbycusis (age-related hearing loss) mild-to-mod. severe	Subjects with mild-to-moderately severe SNHL	Severe sensorineural hearing loss
Subjects with Noise-Induced or Sudden SNHL	Subjects with Noise-Induced or Sudden SNHL	*NO SUBJECTS* with Noise-Induced or Sudden SNHL	Subjects with Noise-Induced or Sudden SNHL	Subjects with severe SNHL
Age 18-65; *N=23*	Age 18-65; *N=33*	Age 66-85; *N=30*	Age 18-65; *N=95*	Age 18-65; N=31
Single administration	Single administration	Single administration	Four administration regimen	Single Administration
•Double-blind, placebo **controlled,** multi-center, randomized study	•Open-label, multi-center, randomized study •FX-322 injected in one ear – contra lateral ear acted as control	•Placebo controlled •Multi-center, randomized	Double-blind, placebo controlled, multi-center, randomized study	•Single administration •Placebo controlled •Multi-center, randomized
•**Clinically meaningful and statistically significant improvements in word recognition scores** in patients with measurable word recognition deficits	•**Clinically meaningful and statistically significant improvements in word recognition scores** In patients with measurable word recognition deficits	•No significant treatment effect observed with FX-322 compared to placebo •No response in placebo groups or in untreated ears	•Unexpected increase in word rec (WR) scores in placebo group suggests bias due to trial design. •Lack of reliable baseline scores, left company unable to evaluate hearing improvements across cohorts	•Study enrolled •Data anticipated in Q4 2021
Favorable safety and tolerability profile	Favorable safety and tolerability profile	Favorable safety and tolerability profile	Favorable safety and tolerability profile	

[Detail from subjects *across all single-dose studies* will provide key insights into potential responders]

ⓒ Frequency Therapeutics, Inc.

Next Steps for Continued FX-322 Clinical Development

Clinical data demonstrate potential of FX-322 as a restorative treatment for SNHL

- Two FX-322 single administration studies have demonstrated treatment benefit
- Favorable safety profile

Important learnings informing continued FX-322 development

- Understanding specific populations where FX-322 demonstrates benefit
- Lead-in baseline assessments and other controls may mitigate study design bias
- Build off totality of study subject data

Plan to commence an additional FX-322 Phase 2 placebo-controlled study in Q4 2021

- Continuum of data will further inform understanding of the patients and conditions where FX-322 may have the greatest impact

Remyelination Program for Multiple Sclerosis

Repair of neurological damage is the major unmet need in MS

- Currently approved immunomodulators do not restore myelin
- Remyelination of damaged neurons has potential to reverse neurological damage
- Target population for remyelination represents 50% of MS patients

Using PCA approach to address restoration in MS patients

- Pre-clinical data has demonstrated potential to remyelinate with proprietary small molecule combinations
- Research efforts underway to confirm optimal combination of molecules for clinical program
- Strong IP portfolio



© Frequency Therapeutics, Inc.

19

Frequency: Developing a Platform Approach that Reduces the Complexity of Regenerative Medicine Harnessing No Change to Ease of Innate Biology Genome Manufacturing Progenitors Activating native Use of small already programs, reducing molecules: no need located within safety concerns to remove or grow target tissue cells ex vivo c Frequency Therapeutics, Inc. 20Frequency: Developing a Platform Approach that Reduces the Complexity of Regenerative Medicine Harnessing No Change to Ease of Innate Biology Genome Manufacturing Progenitors Activating native Use of small already programs, reducing molecules: no need located within safety concerns to remove or grow target tissue cells ex vivo c Frequency Therapeutics, Inc. 20

Summary and Financial Profile

Two Single Dose FX-322 Studies Show Hearing Improvements

Statistical significance in key measures of hearing clarity

Defining FX-322 Development Path and Advancing New Studies

Continued clinical validation and development progress

$175.5 Million in Cash and Cash Equivalents*

Runway into 2023

Ex-US Partnership with Strong Potential Milestones and Royalties astellas

*As of March. 31, 2021.
Excludes restricted cash

21

© Frequency Therapeutics, Inc.

SAVE THE DATE

R&D Event for Investors Frequency Therapeutics (FREQ)

Tuesday, November 9th
8:00am – 10:00am ET
Details available at
investors.frequencytx.com

© Frequency Therapeutics, Inc.

LEADING A NEW CATEGORY IN REGENERATIVE MEDICINE Advancing Novel Approaches to Hearing Restoration Corporate Overview September 2021 Copyright Frequency Therapeutics, Inc. 23LEADING A NEW CATEGORY IN REGENERATIVE MEDICINE Advancing Novel Approaches to Hearing Restoration Corporate Overview September 2021 Copyright Frequency Therapeutics, Inc. 23

APPENDIX c Frequency Therapeutics, Inc. 24APPENDIX c Frequency Therapeutics, Inc. 24

Broad Potential of Progenitor Cell Activation Approach c Frequency Therapeutics, Inc. 25Broad Potential of Progenitor Cell Activation Approach c Frequency Therapeutics, Inc. 25

Origin of Frequency Therapeutics Tissue-Specific, Pre-programmed Stem Cells Decoding Intestinal Enabling Cochlear Frequency Therapeutics Regeneration Regeneration Small molecule therapeutics Langer and Karp publish small Same cues reactivate normally molecules activate intestinal inactive progenitors in the show clinical proof of concept progenitors cochlea Clonal Expansion of Lgr5- Niche-independent high-purity Positive Cells from Mammalian cultures of Lgr5+ intestinal Cochlea and High-Purity stem cells and their progeny Generation of Sensory Hair Cells c Frequency Therapeutics, Inc. 26Origin of Frequency Therapeutics Tissue-Specific, Pre-programmed Stem Cells Decoding Intestinal Enabling Cochlear Frequency Therapeutics Regeneration Regeneration Small molecule therapeutics Langer and Karp publish small Same cues reactivate normally molecules activate intestinal inactive progenitors in the show clinical proof of concept progenitors cochlea Clonal Expansion of Lgr5- Niche-independent high-purity Positive Cells from Mammalian cultures of Lgr5+ intestinal Cochlea and High-Purity stem cells and their progeny Generation of Sensory Hair Cells c Frequency Therapeutics, Inc. 26

Frequency Progenitor Cell Activation (PCA) Approach Inactive Progenitor Cell Inactive ACTIVATED Progenitor Progenitor Asymmetric division using native programs + Functional Target Cell Combinations of small molecules designed to activate progenitor cells c Frequency Therapeutics, Inc. 27Frequency Progenitor Cell Activation (PCA) Approach Inactive Progenitor Cell Inactive ACTIVATED Progenitor Progenitor Asymmetric division using native programs + Functional Target Cell Combinations of small molecules designed to activate progenitor cells c Frequency Therapeutics, Inc. 27

Uniqueness of Our PCA approach



Previous Approaches
Pluripotent
Multipotent
Bipotent
Fully Differentiated
Yamanaka 4 Factors
Transdifferentiation
Hair Cell
Progenitor Cell
Frequency's PCA Approach
Partial Reprogramming
Hair Cell
Progenitor Cell

ⓒ Frequency Therapeutics, Inc.
28

Our Approach: Activation of Progenitors to Replace Hair Cell Loss Audiogram Despite Hair Cell Loss, Progenitor Cells Remain Human Cochlea Cross-section 47 Year Old Male with Occupational Noise Deafness c Frequency Therapeutics, Inc. 29Our Approach: Activation of Progenitors to Replace Hair Cell Loss Audiogram Despite Hair Cell Loss, Progenitor Cells Remain Human Cochlea Cross-section 47 Year Old Male with Occupational Noise Deafness c Frequency Therapeutics, Inc. 29

Profound Synergy Between Pathways to Regenerate Cells Cochlear Progenitor Proliferation (Lgr5-GFP) Culture Media Wnt Activation (glycogen synthase kinase-3 (GSK3) Inhibitor; NCE) HDAC Inhibition (sodium valproate) Wnt Activation + HDAC inhibition HDAC = Histone deacetylase NCE = new chemical entity PROFOUND SYNERGY In vitro mouse model testing c Frequency Therapeutics, Inc. 30Profound Synergy Between Pathways to Regenerate Cells Cochlear Progenitor Proliferation (Lgr5-GFP) Culture Media Wnt Activation (glycogen synthase kinase-3 (GSK3) Inhibitor; NCE) HDAC Inhibition (sodium valproate) Wnt Activation + HDAC inhibition HDAC = Histone deacetylase NCE = new chemical entity PROFOUND SYNERGY In vitro mouse model testing c Frequency Therapeutics, Inc. 30

Strong FX-322 Pre-Clinical Validation Test Outcome In vitro Adult human inner ear tissue Created new hair cells In vivo Restored hair cells and hearing Adult deafened mice across all frequencies Achieved active levels in the Therapeutic drug levels cochlea in multiple species c Frequency Therapeutics, Inc. 31Strong FX-322 Pre-Clinical Validation Test Outcome In vitro Adult human inner ear tissue Created new hair cells In vivo Restored hair cells and hearing Adult deafened mice across all frequencies Achieved active levels in the Therapeutic drug levels cochlea in multiple species c Frequency Therapeutics, Inc. 31

FX-322 Program Advances and Global Opportunity c Frequency Therapeutics, Inc. 32FX-322 Program Advances and Global Opportunity c Frequency Therapeutics, Inc. 32

FX-322: Robust Clinical Phase 1/2 Design

Study Overview

- Assess safety in patients with sensorineural hearing loss
- Stable patients
- Evaluated hearing by word testing and pure tones

Screening NIHL/SSNHL
Mild to Moderately Severe

FX-322
N = 15

Placebo
N = 8

Day 1 | Dose

Follow-up Visits
Days 15, 30, 60, 90

Single Injection
15 drug,
8 placebo

No Injection
All 23 patients



Injection only in one ear creating an additional control

© Frequency Therapeutics, Inc.

33

Recap: Completed FX-322 Phase 1/2 Safety Study Study Design • FX-322 shown to have a favorable safety Key Findings profile – no serious AEs Absolute Word Recognition Scores 50 Single No Injection 40 Injection • Clinically meaningful improvement in All 23 30 15 drug, patients word recognition scores in patients with 8 placebo 20 measurable word recognition deficits 10 0 % Change from Baseline in Word Recognition Scores • Statistically significant improvement in word recognition scores (words in Injection only in one ear creating an quiet/sound clarity) p = 0.010 additional control • Safety study % Change from Baseline in Words-in-Noise Scores • Improvement trend in words-in-noise • Patients with mild to moderate SNHL; (statistically significant WIN improvement permanent NIHL/SSNHL for at least 6 months shown in SNR) p = 0.211 • Majority of patients did not have measurable impairment in WR FX-322 PlaceboRecap: Completed FX-322 Phase 1/2 Safety Study Study Design • FX-322 shown to have a favorable safety Key Findings profile – no serious AEs Absolute Word Recognition Scores 50 Single No Injection 40 Injection • Clinically meaningful improvement in All 23 30 15 drug, patients word recognition scores in patients with 8 placebo 20 measurable word recognition deficits 10 0 % Change from Baseline in Word Recognition Scores • Statistically significant improvement in word recognition scores (words in Injection only in one ear creating an quiet/sound clarity) p = 0.010 additional control • Safety study % Change from Baseline in Words-in-Noise Scores • Improvement trend in words-in-noise • Patients with mild to moderate SNHL; (statistically significant WIN improvement permanent NIHL/SSNHL for at least 6 months shown in SNR) p = 0.211 • Majority of patients did not have measurable impairment in WR FX-322 Placebo

First Drug Candidate to Show Clinically Meaningful Improvements in Word Recognition Absolute Word Recognition Scores 50 47* Clarity of Sound 40 Used word tests in a quiet background 39* 38 34* Baseline - Correct words out of 50 30 29 Day 90 - Correct words out of 50 26 Test/retest variability is one standard deviation, which for a 50-word list is ~ 3 20 words 20 16* *Statistically significant and clinically 14 12 meaningful improvements in word 10 recognition 8 7 0 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 c Frequency Therapeutics, Inc. 35First Drug Candidate to Show Clinically Meaningful Improvements in Word Recognition Absolute Word Recognition Scores 50 47* Clarity of Sound 40 Used word tests in a quiet background 39* 38 34* Baseline - Correct words out of 50 30 29 Day 90 - Correct words out of 50 26 Test/retest variability is one standard deviation, which for a 50-word list is ~ 3 20 words 20 16* *Statistically significant and clinically 14 12 meaningful improvements in word 10 recognition 8 7 0 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 c Frequency Therapeutics, Inc. 35

Phase 1/2 Study Results: Sustained Improvements in Sound Clarity Statistically Significant Improvement Clear Improvement Trend in Sound Clarity (Words-in-Quiet) in Words-in-Noise p = 0.010 p = 0.211 FX-322 Placebo c Frequency Therapeutics, Inc. 36 Improvement % change from baseline % change from baselinePhase 1/2 Study Results: Sustained Improvements in Sound Clarity Statistically Significant Improvement Clear Improvement Trend in Sound Clarity (Words-in-Quiet) in Words-in-Noise p = 0.010 p = 0.211 FX-322 Placebo c Frequency Therapeutics, Inc. 36 Improvement % change from baseline % change from baseline

Clinical Data Confirms FX-322 Delivery to Cochlea Exploratory study to determine direct measurement of cochlear drug levels in patients undergoing cochlear implant surgery following FX-322 injection Key Findings: • Measurement of cochlear fluid confirmed successful drug delivery to cochlea in all samples analyzed • Drug levels predicted to result in therapeutic activity Taken together with the clinical study results, we believe this is the first known clinical evidence of a pharmacokinetic / pharmacodynamic effect of a potential hearing restoration therapeutic c Frequency Therapeutics, Inc. 37Clinical Data Confirms FX-322 Delivery to Cochlea Exploratory study to determine direct measurement of cochlear drug levels in patients undergoing cochlear implant surgery following FX-322 injection Key Findings: • Measurement of cochlear fluid confirmed successful drug delivery to cochlea in all samples analyzed • Drug levels predicted to result in therapeutic activity Taken together with the clinical study results, we believe this is the first known clinical evidence of a pharmacokinetic / pharmacodynamic effect of a potential hearing restoration therapeutic c Frequency Therapeutics, Inc. 37

End of Phase 2a Study Conclusions* There was an unexpected increase in WR scores in the placebo group, which did not occur in previous FX-322 trials and exceeded well-established published standards. Potentially suggesting bias due to trial design As a result of unreliable baseline WR scores in the placebo group due to potential trial design bias, the Company was unable to evaluate hearing improvements in WR scores for FX-322 dosing regimens versus placebo. Four weekly injections of FX-322 did not demonstrate improvements in any other hearing measures versus placebo FX-322 continues to have a favorable safety and tolerability profile. Although there was a higher rate of AEs noted in this 4x dosing trial, there were no treatment-associated serious adverse events observed and no patients withdrew from the study due to treatment-associated AEs. *Additional study detail and data Frequency Therapeutics, Inc. tables provided in SEC Form 8k dated June 30, 2021End of Phase 2a Study Conclusions* There was an unexpected increase in WR scores in the placebo group, which did not occur in previous FX-322 trials and exceeded well-established published standards. Potentially suggesting bias due to trial design As a result of unreliable baseline WR scores in the placebo group due to potential trial design bias, the Company was unable to evaluate hearing improvements in WR scores for FX-322 dosing regimens versus placebo. Four weekly injections of FX-322 did not demonstrate improvements in any other hearing measures versus placebo FX-322 continues to have a favorable safety and tolerability profile. Although there was a higher rate of AEs noted in this 4x dosing trial, there were no treatment-associated serious adverse events observed and no patients withdrew from the study due to treatment-associated AEs. *Additional study detail and data Frequency Therapeutics, Inc. tables provided in SEC Form 8k dated June 30, 2021

FREQUENCY THERAPEUTICS

Pipeline

Sensorineural Hearing Loss (SNHL)

FX-322 Phase 2a – 202 Study
Study of noise induced and sudden SNHL patients with mild to moderately severe acquired SNHL, ages 18 – 65

FX-322 Phase 1b – 111 Study
Open-label safety study focused on administration conditions for FX-322. Subjects had mild to severe SNHL, ages 18 – 65

FX-322 Phase 1b – 112 Study
Study of (presbycusis (age-related hearing loss patients) ages 66 - 85

FX-322 Phase 1b – 113 Study
Study of patients with severe SNHL, ages 18 – 65

Remyelination in Multiple Sclerosis*


DISCOVERY
PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
Study enrolled with 95 subjects, completed June 2021
Study enrolled with 33 subjects, completed March 2021
Study enrolled with 30 subjects, completed May 2021
Study enrolled with 31 subjects, read out planned for Q4 2021
DISCOVERY
PRECLINICAL
PHASE 1
PHASE 2
PHASE 3

*We established an internal research program using PCA to drive remyelination as a potential therapy for MS and have identified compounds that display promising preliminary preclinical results in an *in vivo* model of remyelination.

39

FREQUENCY THERAPEUTICS

Astellas Collaboration: Ex-US Development and Commercialization of FX-322

- Development and commercialization collaboration for FX-322, including lifecycle improvements
- Astellas has ex-US rights; Frequency retains US rights to FX-322
- Payments of up to $625mm which included $80mm upfront
  - Development milestone payments to Frequency of $65.0 million and $25.0 million upon the first dosing of a patient in a Phase 2b clinical trial for SNHL in Europe and Asia, respectively
  - $100.0 million and $40.0 million upon the first dosing of a patient in a Phase 3 clinical trial for SNHL in Europe and Asia, respectively
- Development & commercialization:
  Astellas responsible for execution and costs of ex-US clinical development and commercialization astellas

- Strategic commitment to invest in ENT as a therapeutic area
- Research focus in regenerative medicine
- Global footprint in major markets and distributorship model in Africa/ME and LATAM

© Frequency Therapeutics, Inc. 40

LEADERSHIP c Frequency Therapeutics, Inc. 41LEADERSHIP c Frequency Therapeutics, Inc. 41

Proven Leadership Team

David Lucchino
President, CEO & Co-Founder

Former CEO of Entrega Bio (PureTech). Co-founder/CEO of Semprus BioSciences (acquired), Polaris Partners. MIT Sloan Fellow.

Chris Loose, Ph.D.
Chief Scientific Officer & Co-Founder

Co-founder/CTO of Semprus BioSciences through FDA/CE clearance and acquisition. Princeton, MIT, Hertz Fellow and Yale Faculty.

Peter Pfreundschuh
Chief Financial Officer

CFO of numerous public life sciences companies including UroGen and Sucampo, as well as business development and finance leadership positions at Astra Zeneca and J&J.

Dana Hilt, M.D.
Chief Medical Officer

Neurologist and neuroscientist with two decades in biopharma and CNS drug development. Amgen, Lysosomal, Forum Pharma.

Carl Lebel, Ph.D.
Chief Development Officer

Chief Scientific Officer of Otonomy (2009 to 2016). Executive Director, Amgen. Scientific fellow of the American Academy of Otolaryngology.

Sue Stewart, J.D., LLM
Chief Regulatory Consultant

CRO at numerous biopharma companies including Kaleido Biosciences, Candel Therapeutics, and regulatory leadership roles at Tokai Pharma, Transmolar and Genzyme Corp.

Wendy Arnold
Chief People Officer

HR leader with extensive life science experience including senior leadership roles at Kaleido Biosciences, Moderna, Celgene Avilomics Research, and Inotek Pharmaceuticals

Quentin McCubbin, Ph.D.
Chief Manufacturing Officer

Led pharmaceutical sciences and process chemistry at Takeda/Millennium and headed technical operations Cerevel Therapeutics.

ⓒ Frequency Therapeutics, Inc.

42

FREQUENCY THERAPEUTICS

Scientific Advisory Board



Jeff Karp, Ph.D.

Associate Professor at Brigham and Women's Hospital, Harvard Medical School



Robert Langer, SC.D.

David H. Koch Institute Professor at the Massachusetts Institute of Technology



Robin Franklin, Ph.D.

Professor of Stem Cell Medicine,
Wellcome Trust-MRC Cambridge
Stem Cell Institute



Sheng Ding, Ph.D.

Senior Investigator, Gladstone Institute of Cardiovascular Disease



Sean J. Morrison, Ph.D.

Director of the Children's Medical Center Research Institute,
UT Southwestern



Siddhartha Mukherjee, M.D., D.Phil.

Assistant Professor of Medicine,
Columbia University Medical Center



Amy Wagers, Ph.D.

Forst Family Professor of
Stem Cell and Regenerative Biology,
Harvard University

Clinical Advisory Board



Dan Lee, M.D.

Director, Pediatric Otology and Neurotology, Mass Eye and Ear



Rene Gifford, Ph.D.

Associate Director of Pediatric Audiology, Director of Cochlear Implant Program, Vanderbilt University



Steve Rauch, M.D.

Director, Vestibular Division, Medical Director, Mass. Eye and Ear Balance and Vestibular Center



Ruth Litovsky, Ph.D.

Professor, Communications Sciences and Disorders and Surgery Division of Otolaryngology, University of Wisconsin



Chris Runge, Ph.D.

Chief of the Division of Communication Sciences, Medical College of Wisconsin



Joni Doherty, MD, Ph.D.

Assistant Professor of Clinical Otolaryngology-Head and Neck Surgery, Keck School of Medicine of USC.



Julie Arenberg, MS, Ph.D.

Associate Director of Clinical Audiology for Research and Education, Mass Eye and Ear



David Friedland, M.D., Ph.D.

Vice-Chair of the Department of Otolaryngology and Communications Sciences, Medical College of Wisconsin

ⓒ Frequency Therapeutics, Inc. 43

LEADING A NEW CATEGORY IN REGENERATIVE MEDICINE Advancing Novel Approaches to Hearing Restoration Corporate Overview September 2021 Copyright Frequency Therapeutics, Inc. 44LEADING A NEW CATEGORY IN REGENERATIVE MEDICINE Advancing Novel Approaches to Hearing Restoration Corporate Overview September 2021 Copyright Frequency Therapeutics, Inc. 44